EXHIBIT 99.3

FISION HOLDINGS, INC.

PRO FORMA CONDENSED FINANCIAL STATEMENTS

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF
FISION CORPORATION (formerly DE Acquisition 6, Inc.) AND FISION HOLDINGS, INC.

The following presents unaudited pro forma condensed combined financial statements of FISION Corporation; a Delaware corporation ("FISION DE') and Fision Holdings, Inc., a Minnesota corporation ("Fision") as if their Merger had been completed at the beginning of each of the periods presented for statements of operations purposes and as of the balance sheet dates for balance sheet purposes. These pro forma financial statements are based on all pre-Merger common shares of Fision having been exchanged for FISION DE common shares pursuant to the terms of the Merger. These pro forma financial statements also assume that all outstanding options, warrants and convertible derivative securities of Fision outstanding prior to the Merger were exchanged for equivalent derivative securities of FISION DE. The Merger was accounted for as a purchase, with Fision as the acquiring entity for accounting purposes.

The historical data of FISION DE for the year ended February 28, 2015 and of Fision for the year ended December 31, 2014 have been derived from their audited annual financial statements. The historical data of FISION DE for the six months ended August 31, 2015 and of Fision for the nine months ended September 30, 2015 have been derived from their unaudited interim financial statements. These unaudited pro forma combined financial statements contain adjustments explained in the accompanying notes.

These unaudited pro forma financial statements do not necessarily reflect the results of operations of FISION DE and Fision that actually would have resulted had the Merger been consummated as of the dates referred to above, and accordingly this pro forma data should not be viewed as fully representative of the past performance of FISION DE or Fision or indicative of future results.

These unaudited pro forma condensed combined financial statements are based upon the respective historical financial statements of FISION DE and Fision and should be read and considered in conjunction with their historical financial statements and related notes.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF
FISION CORPORATION ("FISION DE") AND FISION HOLDINGS, INC. ("Fision")

COMBINED BALANCE SHEET

	FISION DE	Fision
	August 31	September 30	Pro Forma		Pro Forma
	2015	2015	Adjustments		Combined
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$-	$9,472			$9,472
Accounts receivable, net	-	43,747			43,747
Prepaid expenses	-	159,404			159,404
PROPERTY, EQUIPMENT & OTHER DEPOSITS	-	15,160			15,160
TOTAL ASSETS	$-0-	$227,783			$227,783

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$5,611	$1,450,102			$1,455,713
Notes payable	-	2,693,304			2,693,304
TOTAL CURRENT LIABILITIES	5,611	4,143,406			4,149,017
LONG-TERM LIABILITIES	-	-			-
TOTAL LIABILITIES	5,611	4,143,406			4,149,017

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred Stock, $.0001 par value, 20,000,000 shares authorized, none outstanding	-	-			-
Common stock, $.001 par value, 50,000,000 shares authorized, 24,537,645 shares Issued and outstanding	-	24,537	(24,537	)(1)	-
Common stock, $.0001 par value, 500,000,000 shares authorized, 10,000 shares issued and outstanding	1	-	2,454	(1)	2,455
Additional paid-in capital	22,741	6,497,132	22,083	(1)	6,513,603
Accumulated (deficit)	(28,353)	(10,437,292)	28,353	(2)	(10,437,292)
TOTAL SHAREHOLDER'S (DEFICIT)	(5,611)	(3,915,623)	-		(3,921,234)
TOTAL LIABILITIES AND STOCKHOLDER'S (DEFICIT)	$-0-	$(227,783)	-		$(227,783)

The accompanying notes are an integral part of these pro forma financial statements

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UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS OF

FISION CORPORATION ("FISION DE") AND FISION HOLDINGS, INC. ("Fision")

COMBINED STATEMENT OF OPERATIONS

YEAR ENDED

	FISION DE	Fision
	February 28	December 31	Pro Forma		Pro Forma
	2015	2014	Adjustments		Combined

Revenues	$-	$699,110			$699,110
Cost of sales	-	138,664			138,664
Gross margin	-	560,446			560,446

Operating expenses	2,554	3,062,897			3,065,451

Operating (loss)	(2,554)	(2,502,451)			(2,505,005)

Interest (expense)	-	(281,593)			(281,593)

Net (loss)	$(2,554)	$(2,784,044)			$(2,786,598)

Basic and fully diluted shares outstanding	10,000	15,151,207	290,000	*	15,451,207
Net (loss) per share	$(0.255)	$(0.184)			$(0.180)

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*Adjusted to reflect the 30-for-1 forward split of FISION DE common shares which was effective December 7, 2015.

The accompanying notes are an integral part of these pro forma financial statements.

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UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS Of
FISION CORPORATION ("FISION DE") AND FISION HOLDINGS, INC. ("Fision")

COMBINED STATEMENT OF OPERATIONS
SIX (FISION DE) AND NINE (Fision) MONTHS ENDED

	FISION DE	Fision
	August 31	September 30	Pro Forma		Pro Forma
	2015	2015	Adjustments		Combined
Revenues	$-	$459,027			$459,027
Cost of sales	-	100,745			100,745
Gross margin	-	358,282			358,282
Operating expenses	1,618	2,227,364			2,228,982
Operating (loss)	(1,618)	(1,869,082)			(1,870,700)
Interest (expense)	-	(231,678)			(231,678)
Net (loss )	$(1,618)	$(2,100,760)			$(2,102,378)
Basic and fully diluted shares outstanding	10,000	21,738,533	290,000	*	22,038,533
Net (loss) per share	$(0.162)	$(0.097)			$(0.095)

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*Adjusted to reflect the 30-for-1 forward split of FISION DE common shares which was effective December 7, 2015.

The accompanying notes are an integral part of these pro forma financial statements.

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NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

Merger and Basis of Presentation

On December 8, 2015, FISION DE entered into a reverse triangular merger pursuant to an Agreement and Plan of Merger with DE6 Newco Inc., a Minnesota corporation and wholly-owned subsidiary of FISION DE ("Newco") and Fision (the "Merger Agreement"). Fision is a privately held Minnesota corporation providing automated software marketing services to diverse commercial customers. Pursuant to the terms of the Merger Agreement, Newco merged with and into Fision resulting in Fision being the surviving corporation and a wholly-owned subsidiary of FISION DE.

On December 28, 2015 the Merger was completed and effective upon its filing with the Secretary of State of Minnesota, and incident to the Merger FISION DE changed its fiscal year end from the end of February to December 31. Pursuant to the Merger Agreement, each share of Fision's common stock that was outstanding prior to the Merger was converted into one (1) share of FISION DE common stock. In addition, all of Fision's outstanding warrants, stock options, and convertible derivative securities were converted and exchanged for equivalent warrants, stock options and convertible derivative securities of FISION DE.

Upon the closing of the Merger, pre-Merger Fision shareholders acquired 94.5% of the outstanding and derivative reserved common stock of post-Merger FISION DE, and also control of the combined companies; pre-Merger officers of Fision assumed all executive management positions at the combined companies; and the sole director and officer of FISION DE resigned from all management positions. Immediately prior to the Merger, the pre-Merger directors of Fision were appointed to also serve as directors of FISION DE. As a result of the Merger, Fision will be deemed to be the acquiring company for accounting purposes and the merger transaction will be accounted for as a reverse acquisition in accordance with FASB Accounting Standards Codification ("ASC") Topic 805, Business Combinations.

1. FISION DE Shares Exchanged for Fision Shares. For purposes of these pro forma financial statements, each share of Fision common stock outstanding was exchanged for one (1) share of FISION DE common stock.

2. Elimination of Accumulated Deficit. As a result of the Merger and change of control of FISION DE, the accumulated deficit of FISION DE was eliminated and charged to additional paid-in capital.

3. FISION DE Lack of Assets. Since FISION DE had no tangible or identifiable intangible assets at the time of the Merger, recognition of goodwill is not permitted in this type of merger and accordingly no assets were recorded for FISION DE incident to the Merger.

4. Exchange of Fision Warrants, Stock Options and Convertible Securities. Upon the closing of the Merger, all warrants, stock options and convertible derivative securities of Fision were converted into equivalent derivative securities of FISION DE. Since there was no change in the economic value of these derivative securities, no pro forma accounting adjustment was required.

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5. Income Taxes. Fision is a C- corporation under the provisions of the Internal Revenue Code and applicable state tax regulations. No pro forma income tax benefit was included in these pro forma financial statements because a full valuation allowance would have been established on the deferred tax base.

6. Basic and Diluted Income (Loss) Per Share. Basic income (loss) per common share is computed by dividing net income (loss) by the weighted average common shares outstanding. Diluted income (loss) per share is computed by dividing net income (loss) by the outstanding weighted average common shares plus any common share equivalents when dilutive. The Year Ended refers to the audited year ended February 28, 2015 for FISION DE and the audited year ended December 31, 2014 for Fision; and the Interim Period refers to the unaudited six-month period ended August 31, 2015 for FISION DE and the unaudited nine-month period ended September 30, 2015 for Fision. The effect of any outstanding common stock equivalents have not been included in these pro forma per share amounts as it would be anti-dilutive.

7. Events Subsequent to September 30, 2015. Since September 30, 2015, Fision completed the following transactions:

During October-November 2015, Fision raised $75,000 of financing for working capital including a sale of 76,923 shares of its common stock to a private investor for $50,000 and obtaining a loan from another private investor for $25,000 due on June 30, 2016 with a 12% interest rate.

On December 28, 2015 Fision became a wholly owned subsidiary of FISION DE upon the Merger becoming effective, and all 28,845,090 outstanding shares of common stock of Fision were converted into identical common shares of FISION DE.

Concurrent with the closing of the Merger on December 28, 2015, Fision satisfied and converted $2,640,243 of its outstanding indebtedness into 4,190,522 shares of common stock of FISION DE.

During November-December 2015, Fision granted five-year warrants to three persons related to financing and technology consulting services for a total of 37,000 shares of its common stock at a weighted average exercise price of $.44 per share.

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